EXHIBIT 24

CTS CORPORATION
REGISTRATION STATEMENT ON FORM S-8
POWER OF ATTORNEY

           Each undersigned officer and/or director of CTS Corporation, an Indiana corporation (the “Registrant”), does hereby make, constitute and appoint each of Bridget K. Quinn and Richard G. Cutter with full power of substitution and resubstitution, as attorney of the undersigned, to execute and file (i) a Registration Statement on Form S-8 (the “Form S-8 Registration Statement”) with respect to the registration under the Securities Act, of shares of Common Stock of the Registrant issuable in connection with the CTS Corporation 2004 Omnibus Long-Term Incentive Plan (the “Plan”), (ii) any and all amendments, including post-effective amendments, and exhibits to the Form S-8 Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

           IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 8th day of June, 2004.

Signature	Title

/s/ Donald K. Schwanz
Donald K. Schwanz	President and Chief Executive Officer (Principal Executive Officer)
/s/ Walter S. Catlow
Walter S. Catlow	Director

/s/ Lawrence J. Ciancia
Lawrence J. Ciancia	Director

/s/ Thomas G. Cody
Thomas G. Cody	Director

/s/ Gerald H. Frieling, Jr.
Gerald H. Frieling, Jr.	Director

/s/ Roger R. Hemminghaus
Roger R. Hemminghaus	Director

/s/ Michael A. Henning
Michael A. Henning	Director

/s/ Robert A. Profusek
Robert A. Profusek	Director

/s/ Patricia K. Vincent
Patricia K. Vincent	Director

/s/ Vinod M. Khilnani
Vinod M. Khilnani	Senior Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ Thomas A. Kroll
Thomas A. Kroll	Vice President and Controller